SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 5, 2007

                           EPIC ENERGY RESOURCES, INC.
                           ---------------------------
                 (Name of Small Business Issuer in its charter)

        Colorado                     0-31357                  94-3363969
------------------------      ---------------------       -------------------
(State of incorporation)      (Commission File No.)         (IRS Employer
                                                          Identification No.)

                           10655 Six Pines, Suite 210
                           The Woodlands, Texas 77380
           ------------------------------ ---------------------------
          (Address of principal executive offices, including Zip Code)


             Registrant's telephone number, including area code: (281)-419-3742

                                       N/A
                        --------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01   Entry Into a Material Definitive Agreement

Pearl Investment Company
------------------------

      On December 5, 2007, the Company acquired Pearl Investment Company for 1,486,240 shares of its common stock and cash of $18,720,000. The 1,486,240 shares are restricted securities as that term is defined in Rule 144 of the Securities and Exchange Commission. Up to 3,313,760 additional shares may be issued in the future to key employees and officers of Pearl Investment Company subject to certain vesting requirements.

      Pearl Investment Company provides engineering, construction management, operations, maintenance, field, and technology consulting services to the oil, gas and energy industry. Pearl Investment Company currently employs over 200 professionals working from 6 offices and serving clients in the greater Rocky Mountain Region and the Middle East.

Item 2.01   Completion of Acquisition or Disposition of Assets

      On December 5, 2007 the Company acquired all of the outstanding shares of Pearl Investment Company for 1,486,240 shares of its restricted common stock and cash of $18,720,000.

      At the time of the acquistion the assets of Pearl Investment Company consisted primarily of cash, accounts receivable, vehicles and computer software and office equipment.

Item 3.02   Unregistered Sales of Equity Securities

      See Item 1.01 of this report.

Item 9.01   Financial Statements and Exhibits

Financial Statements
--------------------

      The financial statements of Pearl Investment Company, together with the required pro-forma financial statements, are incorporated by reference to Epic's registration statement on Form SB-2 (File #333-148479) filed with the Securities and Exchange Commission on January 4, 2008.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   February 5, 2008                  EPIC ENERGY RESOURCES, INC.



                                          By:   /s/ John Ippolito
                                               ---------------------------------
                                               John Ippolito, President